EXHIBIT 12.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, David Feller, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 20-F/A of Mogo Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 6, 2020	By:	/s/ David Feller
	Name:	David Feller
	Title:	Chairman and Chief Executive Officer